UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
 Reported) May 5, 2017

FB FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Commerce Street, Suite 300
Nashville, TN 37201
(Address of principal executive offices)

(615) 564-1212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 8.01 Other Events

On May 5, 2017, FB Financial Corporation (the “Company”) issued a press release announcing members of the management team will present at the 2017 Gulf South Bank Conference in New Orleans, LA on Monday, May 8, 2017. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 7.01 Regulation FD Disclosure

As part of the Company’s presentation at the Gulf South Bank Conference in New Orleans, LA on Monday, May 8, 2017, the Company will present slides. A copy of the slide presentation is attached as Exhibit 99.2 to this report.

The information contained in this Current Report, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release issued May 5, 2017.

99.2	Slides presented at the 2017 Gulf South Bank Conference in New Orleans, LA on Monday, May 8, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ James R. Gordon
James R. Gordon
Date: May 5, 2017		Chief Financial Officer

Exhibit No.	Description of Exhibit

99.1	Press release issued May 5, 2017.

99.2	Slides presented at the 2017 Gulf South Bank Conference in New Orleans, LA on Monday, May 8, 2017.